UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Bakken Resources Inc
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BAKKEN RESOURCES, INC.
825 Great Northern Boulevard
Expedition Block, Suite 304
Helena, Montana 59601
PH: (406) 442-9444

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, OCTOBER 25, 2016

To our Stockholders:

The 2016 annual meeting of the stockholders of Bakken Resources, Inc. (the “Company,” “Bakken,” “we,” “us,” or “our”) will be held at 4:00 pm PT, Silver Legacy Resort, 407 N. Virginia Street, Reno, Nevada 89501, for the following purposes:

1.	To elect directors to hold office until the next annual meeting until their respective successors are elected and qualified;

2.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. (“DM-T”) as the Company’s independent registered public accounting firm for the fiscal years ending on December 31 of 2016; and

3.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our bylaws. Stockholders of record at the close of business on are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is also enclosed.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required to return your proxy using the enclosed envelope if mailed from within the United States.

By Order of the Board of Directors

/s/ Dan Anderson
Dan Anderson
Chief Financial Officer

October 4, 2016

BAKKEN RESOURCES, INC.
825 Great Northern Boulevard
Expedition Block, Suite 304
Helena, Montana 59601
PH: (406) 442-9444

ANNUAL MEETING
TO BE HELD ON OCTOBER 25, 2016

PROXY STATEMENT

GENERAL INFORMATION

Bakken’s Board of Directors (the “Board” or “Board of Directors”) solicits the included proxy form and requests that you return it by sending it in the provided pre-paid envelope to the Company’s transfer agent, National Agency & Transfer Company (NATCO), attention Tiffany Baxter, 50 West Liberty Street Suite 880, Reno, Nevada 89501. This proxy statement pertains to matters to be voted at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”). Our Annual Meeting will be held at 4:00 p.m. PT on Tuesday, October 25, 2016, at the Silver Legacy Resort, 407 N. Virginia Street, Reno, Nevada 89501, as well as any adjournment thereof. References in this proxy statement to the “Company,” “we,” “our,” and “us” are to Bakken Resources, Inc.

This proxy statement and the accompanying proxy are being delivered to stockholders on or about October 7, 2016.

Record Date

Common Stock

Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), at the close of business on September 29, 2016 (the “Record Date”) are entitled to vote at the Annual Meeting. There were 56,735,350 shares of Common Stock outstanding as of the Record Date. Each common stockholder is entitled to one (1) vote for each share of Common Stock registered in his or her name on the Record Date.

Preferred Stock

Holders of record of our shares of preferred stock, par value $0.001 per share (“Preferred Stock”), at the close of business on September 29, 2016 (the “Record Date”) are entitled to vote at the Annual Meeting. There were 600,000 shares of Preferred Stock outstanding as of the Record Date. Each preferred shareholder is entitled to one hundred (100) votes for each share of Preferred Stock referred in his or her name on the Record Date.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding voting shares of our Common Stock and Preferred Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes withheld from any nominee for election as a director, abstentions, and broker "non-votes" are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Required Vote

Common Stock stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders on a non-cumulative basis. Preferred Stock stockholders are entitled to cast one hundred votes per share on each matter presented for consideration by the stockholders on a non-cumulative basis.

Election of Directors. The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality.

Ratification of Auditors. The affirmative vote of a majority of the shares entitled to vote on such matter is required for the ratification of the appointment of the Company’s independent auditors.

The vote on each proposal submitted to stockholders will be tabulated separately. Abstentions will be included in the number of shares present and voting on each proposal. Broker non-votes are not considered and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 calendar days preceding the Annual Meeting.

Voting by Proxy

All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted according to the Board’s recommendations contained in this Proxy Statement. Such recommendations favor electing the nominated directors and ratifying DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accountants for the 2016 fiscal year, and in the discretion of the proxy holders on any other matter that comes before the meeting.

If your shares are held by a broker, a bank, some other stockholder of record, in nominee’s name, or otherwise by a person exercising fiduciary powers (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this Proxy Statement. Your broker may vote your shares on the proposal to ratify our independent auditors, but your broker will not be permitted to vote your shares with respect to the election of directors unless you provide instructions as to how to vote your shares. Please note that if your shares are held of record by a broker, a bank, or a nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from your broker, bank, or nominee of record.

Proxy Revocation Procedure

You may revoke your proxy before it has been exercised. In order to revoke your proxy, you must do so either by providing a timely and valid revoking proxy or by voting in person at the Annual Meeting. Providing a timely and valid revoking proxy requires you to (i) give written notice of such revocation to the Secretary of the Company by executing and delivering an additional proxy dated later than all of your previous proxies that have been accepted by the Company, and to (iii) ensure proper delivery with sufficient time to permit the Secretary of the Company to include your proxy revocation in the examination and tabulation require before the vote is taken. Voting in person at the Annual Meeting requires you to (i) attend the Annual Meeting, and (ii) vote in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy. You must also vote.

Voting Results

We will announce preliminary voting results at the annual meeting. Final results will be reported on a Form 8-K filed with the Securities and Exchange Commission shortly thereafter.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominees for election to the Board. See “Information about Director Nominees” below for profiles of the nominees. After the election of the directors at the meeting, the Company’s Board will have six directors.

Our directors have a reputation for integrity, honesty, and adherence to high ethical standards, and they believe that the nominated individuals should serve as a director because of the nominees’ skills and qualifications. The Board believes that electing the incumbent directors will promote stability and continuity. The Board expects that such directors will make substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their past experiences.

Each nominee has indicated his or her willingness to serve as the Board of the Company as a director, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

Nominees for Directors

The following persons have been nominated by the Board of Directors for election to the Board of Directors at this Annual Meeting:

Name	Age	Position
Dan Anderson	52	CFO and Director
Karen S. Midtlyng	58	Secretary and Director
Herman Landeis	84	Director
Bill Baber	64	Director
Solange Charas	54	Director
Douglas Williams	58	Director

Information about Director Nominees

Information concerning all director nominees appears below. Directors are being elected for a period of one year and thereafter serve until the next annual meeting at which time their successors are duly elected by the stockholders. Officers and other employees serve at the will of the board of directors and hold office until their death, resignation or removal from office.

Dan Anderson – 52, Chief Financial Officer. Mr. Anderson graduated from the Montana College of Mineral Science and Technology in 1986 with a Bachelor of Science degree in Business Administration, Finance and Accounting. After graduation, Mr. Anderson served as the chief financial officer of a health care Company and was a partner in a consulting firm. Mr. Anderson has subsequently received a Master’s Degree in Business Administration, a graduate degree in banking, is a certified business adviser, and is a certified human resources specialist. Mr. Anderson has owned a number of small businesses in southwest Montana for more than 20 years. On May 23, 2014, Mr. Anderson was appointed as the Company's Chief Financial Officer.

Karen S. Midtlyng – 58, Secretary and Director. Ms. Midtlyng has an associate degree from the University of Montana, Helena College of Technology (formerly Helena Vocational Technical Center). From 1978 to 2005, she was employed by U.S. Geological Survey (USGS), Water Science Center, Helena, MT. During her 27 years with the USGS she was responsible for start to finish production of several USGS scientific reports, fact sheets and electronic documents and co-authored several USGS publications. From 2005 to 2010, she was an independent consultant, providing services for a small business in the Helena area, where she assisted in the establishment and implementation of certain business processes.

Herman R. Landeis – 84, Director. Mr. Landeis was the Western Region Tax Manager for Marathon Oil Corporation, based out of Casper, Wyoming, from 1972 until he retired in 1992. Previously, Mr. Landeis worked as a professional Draftsman for Marathon Oil Corporation from 1955 until 1972, except for a two year leave of absence to serve in the Military (Army), where he was honorably discharged. As a Tax Manager for Marathon Oil Corporation, he was responsible for and managed a variety of financial matters related to property tax negotiations, valuation of Company owned assets and property, and conducting various financial analysis on operations in the Western United States. These properties included the Interstate Pipeline running from Montana to Missouri, properties in Alaska, five off-shore platforms and numerous operating oil and gas properties in the Western United States. Since his retirement in 1992, he has acted as a consultant to the oil and gas industry related to special projects involving tax matters, appraisals and valuation of property. Mr. Landeis received a Certified License as a Professional Appraiser from the University of Nebraska in 1972.

Bill M. Baber – 64, Director. Mr. Baber has more than 37 years of experience in the field of drilling, completing, operating and maintenance of oil and gas wells. In addition, Mr. Baber also provides sources and arranges for the maintenance of oil/gas rigs and other heavy machinery used in drilling operations. Mr. Baber regularly consults with clients on drilling operations and regulatory requirements. For the past 15 years, Mr. Baber has conducted his business through his entity, Bill M. Baber Oil Field Equipment.

Douglas Williams – 58, Director. Mr. Williams is a Certified Public Accountant licensed in the State of Montana specializing in accounting, tax, internal controls, and regulatory compliance. Since graduating from University of Wyoming with a B.S. in accounting in 1985, Mr. Williams has overseen or performed such services for public companies, private companies, non-profits, and governments. Mr. Williams has owned and operated his own accounting practice in Helena, Montana since 2001. Before starting his own practice, he held related positions in Laramie, Wyoming. Mr. Williams was an administrative services director for the City of Laramie for six years, from 1994 to 2000. He was also a manager at Simonsen Mader Tschacher & Company, the second largest accounting firm in Wyoming, from 1991 to 1994. Before that, Mr. Williams was a senior staff accountant at McGladrey & Pullen from 1985 to 1991.

Dr. Solange Charas – 54, Director. Audit Committee Chair - Dr. Charas has more than 25 years of institutional experience with public and private companies both as an employee and a board member, particularly in the areas of corporate governance and human capital. Dr. Charas has served on various Board committees including audit and compensation committees. Dr. Charas has expertise in all areas of human capital management for national and global organizations, specifically in post-merger culture integration, aligning human capital performance to key economic performance indicators, human capital analytics, project management, and designing compensation plans. Dr. Charas serves as an adjunct professor for New York University’s School of Professional Studies, and she is currently CEO of Charas Consulting, Inc., a boutique human resources consulting firm in New York City, as well as the Chief Human Resources Officer and board member of Integral Board Group, LLC. Her past experiences include Chief Human Capital Officer for Praetorian Financial Group (now QBE), National Director of Arthur Andersen, Senior Manager at Ernst & Young, Manager of International Corporate Compensation for GE Capital Co. Dr. Charas holds a Ph.D. in Management from Case Western Reserve University, an MBA in Accounting and Finance from Cornell University, and a B.A. in Political Economy from UC Berkeley.

Family Relationships

There are no family relationships between any of the officers and directors.

Vote required

Directors will be elected at the meeting by a plurality of the votes cast, where each share of Common Stock will count as one vote on a non-cumulative basis without appraisal rights and each share of Preferred Stock will count as one hundred votes on a non-cumulative basis without appraisal rights. Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors are to be elected to hold office until the next annual meeting of stockholders following their election and until their successors are elected and qualified, or until their earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE

(ITEM 1 ON THE ENCLOSED PROXY CARD).

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CORPORATE GOVERNANCE MATTERS

General

During the year ended December 31, 2015, the Board of Directors met seven (7) times and took no actions by unanimous written consent. The Company has an Audit Committee, and all functions typically reserved to the compensation committee, and the corporate governance committee are conducted on behalf of the Company by the Board. The Company formed an audit committee in December of 2014, but its chairman resigned from the Board during the first quarter of 2015. Board members, Dr. Solange Charas and Doug Williams are currently members of the Company’s Audit Committee, and Dr. Charas serves as chair of the Audit Committee.

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics for Directors, Officers, and Employees, as well as a Code of Ethics for the CEO and Senior Financial Officers. Copies of these Codes are filed as Exhibit 14.1 and Exhibit 14.2, respectively, to Form S-1 filed with the Securities and Exchange Commission on February 26, 2009.

Director Independence

The Company currently has four “independent directors” as determined by its Board of Directors, and three non-independent directors. In assessing director independence, the Company follows the criteria of the Nasdaq Stock Market Listing Rule 5605(a)(2). The Company’s current independent directors are Herman R. Landeis, Bill M. Baber, Solange L. Charas and Douglas Williams.

Director Attendance at Annual Meeting

The Company encourages members of the Board of Directors to attend annual meetings. Part of that encouragement consists of a reimbursement policy that reimburses directors for reasonable out-of-pocket expenses incurred by as a result of attending an annual meeting.

Audit Committee and Financial Expert

The Company has established an Audit Committee in December 2014. The current members of the Audit Committee are Dr. Solange Charas and Douglas Williams. Dr. Charas is the chair of the Audit Committee. Duties of the Audit Committee include recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors’ independence, the financial statements, and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company adopted an Audit Committee Charter which is included in the materials filed with the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016. Mr. Williams is deemed the “financial expert” on the Audit Committee.

Compensation Committee; Compensation Committee Interlocks and Insider Participation

The Company does not currently have a Compensation Committee. Each of the Company’s non-management directors reviews and considers compensation structure for the Company’s management on a yearly basis. Currently, management of the Company consists of one full-time employee and an independent contractor as the Company’s CFO. The Company and the Board believe that a Compensation Committee is not required at this time given the limited number of management employees and that matters typically reserved for Compensation Committee consideration can be effectively and efficiently handled by the independent Board members. Typically, non-management, independent directors of the Company review compensation arrangements relating to the Company’s management. In the event of any executive-level employee hire (excluding the CEO position), non-management directors review proposed compensation arrangements of such proposed employee and approve material terms of such arrangements.

None of our current directors has or had any related person transaction relationship with the Company of a type that is required to be disclosed under Item 404 of Regulation S-K or our Related Person Transaction Policy, which is described below under the section of this proxy statement titled “Certain Relationships and Related Transactions.” None of our executive officers serve as a member of the board of directors of any entity that has one or more executive officers serving as a member of our Board of Directors.

Our non-employee directors each receive a yearly stipend of $10,000 for services to the Company. In addition, Board committee members receive an additional $2,500 per year. Non-employee directors may also receive stock option grants as compensation for their services as directors pursuant to individual stock option agreements. We reimburse our directors reasonable expenses in attending Board meetings.

Director Nomination Process

The Board of Directors does not have a nominating committee. The entire Board selects nominees for election because it can do a more efficient job of overseeing the nomination process than just our three independent directors. The Board of Directors’ responsibilities include among other things: (i) identifying individuals qualified to become Board members; (ii) recommending to the Board those individuals that should be nominees for election or re-election to the Board or otherwise appointed to the Board (with authority for final approval remaining with the Board); and (iii) developing criteria for evaluating prospective candidates to the Board.

The Board of Directors may identify potential Board candidates from a variety of sources, including recommendations from current directors, management, any other source the Board deems appropriate. The Board may also engage a search firm or a consultant to assist it in identifying, screening, and evaluating potential candidates. The Board has been given sole authority to retain and terminate any such search firm or consultant.

In considering candidates for the Board, the Board evaluates the entirety of each candidate’s credentials. The Board considers, among other things: (i) business or other relevant experience; (ii) expertise, skills, and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills, and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized Board committees.

Board Leadership Structure

Val M. Holms was terminated by the Company as its Chief Executive Officer in May 2016, and the Board has not elected to put forth his seat for nomination to the Board. The Company currently has not specifically designated a lead independent director to replace him. The independent directors (4 of the 7 current members of the Board) have both general and specific areas of expertise that complement the Company’s business. Our current independent board consists of an oil field operator, retired appraiser, and tax manager of a large oil and gas company, a specialist in human capital and a financial expert with many years of tax experience. A specific Board member will assume a leading role in any project requiring specific input from a certain member of the Board, and such Board member will be responsible for communicating to the management and the rest of the Board any results or recommendations. The Board intends to carefully evaluate from time to time the status of the Chief Executive Officer and Chairman positions based on what the Board believes is best for the Company and its stockholders.

Board Oversight of Risk

The Board is actively involved in the oversight of risks that could affect the Company. The Board as a whole has responsibility for risk oversight of the Company’s risk management policies and procedures. The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations. The Company conducts periodic comprehensive Board meetings and encourages informal meetings or calls on an as requested or as needed basis.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its committees (if any), or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. The Board believes that informal communications are currently sufficient to communicate questions, comments, and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board may send communications directly to the Company at 825 Great Northern Boulevard, Expedition Block, Suite 304, Helena, MT 59601, Attention: Corporate Secretary. Such communications will be screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of receipt of a communication.

Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals, or (ii) service of process or any other notice in a legal proceeding. For information concerning stockholder proposals, see “Stockholder Proposals for the 2016 Annual Meeting” on page 12 of this proxy statement.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF DECORIA, MAICHEL & TEAGUE, P.S. AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

DeCoria, Maichel & Teague, P.S. (“DM-T”) has served as the Company’s independent registered public accounting firm and audited the accounts of the Company since April 20, 2016. The Audit Committee of the Board of Directors has appointed DM-T as the independent registered accountants for the fiscal year ending December 31, 2016.

A representative of DM-T is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she desires. The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by Auditors during Fiscal Years 2014 and 2015.

DM-T was appointed in April 2016 so there are no fees billed to the Company by DM-T during fiscal years 2014 and 2015. Set forth below is certain information concerning fees billed to us by DM-T, in respect of services provided in connection with the 2014 and 2015 annual audits.

	2015	2014
Audit Fees	$124,560	$127,743
Audit-related Fees	0	42,856
Tax Fees	3,550	0
All Other Fees	0	0

Total	$128,110	$170,599

Audit Fees. For the audit years ended December 31, 2014 and 2015, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were $124,560 and $170,599, respectively.

Audit Related Fees. For the audit years ended December 31, 2014 and 2015, there were no fees billed for professional services by our independent auditors for assurance and related services.

Tax Fees. For the audit years ended December 31, 2014 and 2015, there were no fees billed for services related to tax return preparation and tax planning.

All Other Fees. For the audit years ended December 31, 2014 and 2015, there were no fees billed for other professional services by our independent auditors.

Pre-Approval of Audit and Non-Audit Services

Section 10A(i) of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee or unless the services meet certain minimum standards.

Vote required

The appointment of our auditor will be deemed ratified if a majority of the shares entitled to vote on this matter votes in favor of the proposal, even though stockholder approval is not required. However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE RATIFICATION OF DECORIA, MAICHEL & TEAGUE, P.S. AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2016

(ITEM 2 ON THE ENCLOSED PROXY CARD).

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned during fiscal 2015 and 2014 by the named executive officers of the Company. Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal years 2015 or 2014.

Change in
Pension
Value and
Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Val M. Holms
Pres, CEO, & Dir.	2015	180,000	0	0	0	0	-	0	180,000
Val M. Holms
Pres, CEO, &Dir.	2014	185,000	0	0	0	0	-	0	185,000

Narrative Disclosure to Summary Compensation Table

Mr. Val M. Holms, President and CEO of the Company was appointed to his executive position on December 1, 2010. Mr. Holms’ annual salary of $180,000 was agreed to be paid by the Company pursuant to his Employment Agreement entered into on February 1, 2011. The Board authorized the extension of Mr. Holms’ Employment Agreement for an additional twelve months each subsequent year through the present. During 2015, Mr. Holms was on a paid leave of absence. Mr. Holms was terminated as CEO of the Company in May 2016.

Outstanding Equity Awards at Fiscal Year End

There have been no options awards or equity awards given to any executive officers of the Company since inception on June 6, 2008, through the fiscal year ended December 31, 2015.

Compensation of Directors

The table below shows compensation for our non-employee directors for services as a director of the Company for the 2015 fiscal year.

	Stock Awards	Total
Name(a)	($)(b)	($)
Solange Charas	$		$5,000
Doug Williams	$		$3,750
Herman Landeis	$	$
Bill Baber	$	$

(a) Our directors receive yearly stipends of $10,000. Audit Committee members are provided a further yearly stipend of $2,500. Directors are also reimbursed for their actual out-of-pocket expenses associated with attending meetings and carrying out their obligations as directors.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of Forms 3, 4, and 5 furnished to us and on written representations from certain reporting persons, we believe that the directors, executive officers, and our greater than 10% beneficial owners have complied in a timely manner with all applicable filing requirements for the fiscal year ended December 31, 2015.

Security Ownership of Certain Beneficial Owners and Management.

The following table presents information about the beneficial ownership of our common stock on October 4, 2016, held by our directors, executive officers, and persons known to beneficially own more than 5% of our capital stock. The percentage of beneficial ownership for the following table is based on 56,735,350 shares of Common Stock and 600,000 shares of Preferred Stock outstanding as of October 4, 2016.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after October 4, 2016, through the exercise of any option, warrant, or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

			Percent of Outstanding Shares of
Name of Beneficial Owner (1)	Number of Shares		Voting Stock [2]
Val M. Holms -
Current Director	26,350,000	[3]	22.6%
Dan Anderson -
CFO, Director and Nominee	-		-
Karen S. Midtlyng -
Secretary, Director and Nominee	2,250,000	[4]	1.9%
Herman R. Landeis –
Director and Nominee	250,000	[5]	*
Bill M. Baber –
Director and Nominee	250,000	[6]	*
Solange Charas –
Director and Nominee	-		*
Doug Williams –
Director and Nominee	-		*
Eagle Private Equity
Director and Nominee	-		*

1.	As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is care of the Company at 825 Great Northern Boulevard, Expedition Block.

2.	“Voting Stock” includes the Company’s issued and outstanding Common Stock and Preferred Stock. Figures are rounded to the nearest tenth of a percent.

3.	Includes 26,350,000 shares held directly

4.	Includes 2,250,000 shares held directly

5.	Includes 250,000 shares held directly

6.	Stock options totaling 250,000 options were granted on March 20, 2012, with 1/3 vesting immediately and the remaining 2/3 vesting over a 24 month period.

7.	Preferred Stock with the voting rights as described below under heading "Change in Control"

Change in Control

The Company entered into a transaction with Eagle Private Equity in May 2016 (the “Eagle Transaction”). The Eagle Transaction was disclosed in a Current Report on Form 8-K filed with the SEC on May 10, 2016. In certain instances, “triggering events” may occur whereby Eagle may exercise rights to loan the Company up to $1 million and/or convert such loans into shares of the Company’s Series A Preferred Stock. One such triggering event occurred on July 20, 2016 which resulted in Eagle obtaining 600,000 shares of the Company’s Series A Preferred Stock. The 600,000 shares of the Company’s Series A Preferred Stock held by Eagle has the right to vote up to 60 million shares of common stock. The events of July 20, 2016 are described in the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2016.

We are unaware of any other contract, or other arrangement or provision of our Articles or By-laws, the operation of which may at a subsequent date result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Related Persons

On July 3, 2012, the Company purchased a 17% working interest in an oil well located in Archer County, Texas for a price of $68,000 cash from Holms Energy Development Corp. (“HEDC”). HEDC is owned by Val Holms, our former CEO. HEDC following this transaction retained a 34% working interest in such oil well. This transaction was reviewed by the Company’s independent directors and approved by our Board, with Mr. Holms recusing himself from such Board vote. One of our directors, Bill Baber, is entitled to a 2 percent override payments for compensation in facilitating this transaction. Mr. Baber has received no actual payments as a result of this transaction.

Policy and Procedures Governing Related Person Transactions

The Company does not at this time have an audit committee chairman, but its Board has authority under the Company’s Related Person Transaction Policy to carry out the terms of that Policy as required under Rule 404 of Regulation S-X. Our Related Person Transaction Policy is available in its entirety at the following link to the Company’s website: www.BakkenResourcesInc.com/[PATH]. The material features of that Policy are:

●

We require our directors and executive officers to report to outside general counsel any potential conflicts of interest related to transactions in which the Company participates. Management has established procedures for monitoring transactions that could be subject to approval or ratification by the Board;

●

Any officer, director, or beneficial owner of more than five percent (5%) of the Company must inform the Company’s outside general counsel if such person wishes to engage in transactions in which the Company will participate and those transactions can reasonably be expected to collectively exceed a value of either $120,000 over the course of two consecutive fiscal years or one-percent (1%) of the Company’s total assets averaged over the same period (whichever is less);

●

The Company’s outside general counsel shall review the details regarding such proposed transactions and be responsible for evaluating the transaction to determine whether such transaction is reasonably likely to require consideration by the Board’s independent directors;

●

Prior to entry into any such potential related person transaction, management of the Company or counsel shall prepare either a draft of such transaction documents or reasonably adequate documentation describing material terms of such transaction for review by the Board;

●

The Board, through a special or scheduled meeting, shall consider the terms of such proposed transaction and vote to either approve, disapprove, or ratify such proposed transaction, where the vote of any interested director will not be counted, though such director will be counted for purposes of determining a quorum necessary to hold such a Board meeting; and

●

Management of the Company may be authorized to carry out the resolutions of the Board relating to any potential related person transaction, particularly if such resolutions impose conditions upon the transaction.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2017 annual meeting must do so by sending such proposal to Bakken Resources, Inc. at 825 Great Northern Boulevard, Expedition Block, Suite 304, Helena, MT 59601, Attention: Corporate Secretary. Under the Security and Exchange Commission’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2017 annual meeting is June 5, 2017. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2017 annual meeting, any such stockholder proposal must be received by our Corporate Secretary on or before June 5, 2017 and comply with the stock ownership and other procedures and requirements set forth in Rule 14a-8 under the Exchange Act. Any stockholder proposal received after June 5, 2017 will be considered untimely and will not be included in our proxy materials. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our board of directors will review all stockholder proposals and make recommendations for actions on such proposals.

ANNUAL REPORTS

Our 2015 Annual Report to Stockholders, which contains our Annual Report on Form 10-K, including its financial statements for the year ended December 31, 2015, accompanies this proxy statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2015 will also be made available, free of charge, to interested stockholders upon written request to 825 Great Northern Boulevard, Expedition Block, Suite 304, Helena, MT 59601, Attention: Corporate Secretary, telephone (406) 442-9444. This and all other Company filings submitted to the Securities and Exchange Commission are also available for free online at www.sec.gov/edgar.shtml.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dan Anderson
Dan Anderson
Chief Financial Officer

October 3, 2016

ANNUAL MEETING OF STOCKHOLDERS OF BAKKEN RESOURCES, INC.
1425 Birch Ave., Suite A
Helena, MT 59601
PH: (406) 442 9444

October __, 2016

TO RETURN YOUR PROXY: Please date, sign and mail your original proxy card in the envelope provided as soon as possible. If you cannot mail in your proxy in time for the Annual Meeting, you may either email the completed and scanned proxy to tiffany@natco.org or fax your completed proxy to 775-322-5623 (fax), attention: Tiffany Baxter, NATCO. If you email or fax, please be sure to also mail in the original proxy for our records.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dan Anderson or Karen Midtlyng, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Bakken Resources, Inc. (the “Company”) to be held at the Silver Legacy Resort 407 N Virginia Street Reno, Nevada 89501 at 4:00 P.M. Pacific Time, and at any adjournment or postponements thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

If any other business may properly come before the meeting, or if cumulative voting is required, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

ANNUAL MEETING OF STOCKHOLDERS OF
BAKKEN RESOURCES, INC.

October 25, 2016

TO RETURN YOUR PROXY: Please date, sign and mail your original proxy card in the envelope provided as soon as possible. If you cannot mail in your proxy in time for the Annual Meeting you may either email the completed and scanned proxy to tiffany@natco.org or fax your completed proxy to 775-322-5623 (fax), attention: Tiffany Baxter, NATCO. If you choose to email or fax, please be sure to also mail in the original proxy for our records.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors

NOMINEES:
[ ]	FOR ALL NOMINEES		[ ]	Dan Anderson
			[ ]	Karen S. Midtlyng
[ ]	WITHHOLD AUTHORITY		[ ]	Herman R. Landeis
	FOR ALL NOMINEES		[ ]	Bill M. Baber
			[ ]	Solange Charas
			[ ]	Doug Williams

[ ]	FOR ALL EXCEPT
(See instructions below)

NOTE: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold your vote, as shown here: [X]

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016	[ ]	[ ]	[ ]

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of directors and for approval of proposal 2.

Printed Name		Certificate Number (s):
Exactly As It
Appears On Stock
Certificate:		Total Number of Shares
Held:

Signature of			Date:
Stockholder:
…………………………………………
Title (if any):
Signature of			Date:
Stockholder:
………………………………………….
Title (if any):

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.